Note 8 - Other Income	12 Months Ended
Dec. 31, 2013
Disclosure Text Block [Abstract]
Interest and Other Income [Text Block]

8.           Other Income

The Company recognized interest income in 2013 and 2012 in the amount of $25,000 and $6,000, respectively. This represented interest earned on IPC’s investment portfolio of cash, cash equivalents and short-term investments. IPC expects that Other Income will consist entirely of returns received from its investment portfolio in the near future, which will be negligible given current economic conditions in the United States. In 2012, other income also included a one-time payment of $99,000 received by IPC following the settlement of commercial litigation and a supplemental payment from Bankrate of $67,000 related to the collection of outstanding accounts receivable subsequent to the Disposition Date.